Exhibit 10.32

Confidential

Certain identified information has been omitted from this exhibit because it is not material and of the type that the registrant treats as private or confidential. [***] indicates that information has been omitted.

LICENSE AGREEMENT

BETWEEN

SERUM INSTITUTE OF INDIA PRIVATE LIMITED

AND

GREENLIGHT BIOSCIENCES, INC.

Confidential

LICENSE AGREEMENT

This License Agreement (this “Agreement”), is entered into and made effective as of the 10th day of March 2022 (the “Effective Date”) by and between Serum Institute of India Private Limited., an Indian company having its principal place of business at 212/2, Off Soli Poonawalla Road, Hadapsar, Pune 411028 (“SIIPL”, which expression unless contrary to the context or meaning thereof be deemed to mean and include its Affiliates, successors and permitted assigns), and GreenLight BioSciences, Inc., a Delaware corporation having its principal place of business at 200 Boston Avenue, Suite 1000, Medford, MA 02155 (“GreenLight,” which expression unless contrary to the context or meaning thereof is deemed to include GreenLight Affiliates, successors and permitted assigns). GreenLight and SIIPL may each be referred to herein individually as a “Party” and collectively as the “Parties”.

PREAMBLE

WHEREAS, GreenLight has developed, holds, owns, and/or controls certain technology related to research, development and manufacturing of mRNA vaccines which includes the technology described more particularly in Appendix B and includes all the know-how and other allied data associated therewith (“GreenLight Technology Know-How”), collectively the “GreenLight Technology”; and

WHEREAS, SIIPL is a global vaccine manufacturer specializing in life saving vaccines; and

WHEREAS, SIIPL desires to use the GreenLight Technology and all associated GreenLight Technology Know-How, either by itself or through its Affiliates, whether singly or in combination with any other product, materials, or technology, to Develop or have Developed, Manufacture and Commercialize or have Commercialized Product in the SIIPL Territory; and

WHEREAS, GreenLight agrees to grant license to SIIPL to use the GreenLight Technology and all associated GreenLight Technology Know-How to Develop, have Developed, formulate, Manufacture, make, import, export, use, have used, offer for sale, sell, and have sold or otherwise Commercialize, have Commercialized the Product, in the SIIPL Territory on the terms and conditions as agreed under this Agreement; and

WHEREAS, the Parties agree that whatever is stated hereinabove in the Preamble shall form an integral part of this Agreement and shall be effective, binding and enforceable like any other provision of this Agreement; and

WHEREAS, all Capitalized terms used in this Agreement will have the meaning ascribed to them in the Preamble above, in the Definition Section in Appendix A, or otherwise as defined in this Agreement below.

1

NOW THEREFORE, SIIPL and GreenLight agree as follows:

ARTICLE 1: GREENLIGHT TECHNOLOGY

Section 1.01 Background

(a)

GreenLight has developed, holds, owns, and/or controls certain technology related to the development and manufacturing of mRNA vaccines which shall include (a) evolved, improved, stabilized and associated data and biological material, whether being developed separately, collectively, or in combination with each other, and such technology is described more particularly in Appendix B; and (b) all the know-how and other allied data associated therewith which GreenLight owns or is able to license under the terms of this agreement (“GreenLight Technology Know-How” and collectively the “GreenLight Technology”).

(b)

The Patent Rights which are owned and controlled by GreenLight in relation to the GreenLight Technology and GreenLight Technology Improvements necessary for the development and manufacturing of Products shall hereinafter be referred to as “GreenLight Technology Patent Rights”, and, unless the meaning is repugnant to the context thereto, throughout this Agreement, the use of the term GreenLight Technology shall mean and include the present and future GreenLight Technology Patent Rights necessary to practice the GreenLight Technology and GreenLight Technology Improvements referred to in Appendix B.

Section 1.02 License Grant to SIIPL

Subject to terms and conditions of this Agreement, GreenLight hereby grants to SIIPL an exclusive, sub-licensable (subject to Section 1.06), royalty-bearing license to use the GreenLight Technology within the SIIPL Territory to Develop, have Developed, formulate, Manufacture, make, import, export, use, have used, offer for sale, sell, and have sold or otherwise Commercialize and have Commercialized the Product, either through SIIPL directly or through its Affiliates, in the SIIPL Territory during the Term of this Agreement.

Section 1.03 Additional Products

(a)

From and after the Effective Date [***] and as further set forth in this Section 1.03, SIIPL has the option to add two (2) additional Product targets under this Agreement. [***]. SIIPL may elect to add such additional products targets by providing GreenLight written notice. [***], GreenLight will notify SIIPL in writing if such is available to be added as a Product under this Agreement. In the event SIIPL elects not to exercise the foregoing option, then SIIPL shall neither be obligated nor liable to make any payments or fees to GreenLight in relation thereto. For the purpose of clarity, all the terms and conditions agreed for the Shingles Product shall continue and remain unaffected by this paragraph.

(b)	In addition to the foregoing, [***] selection of the third Product target above, SIIPL has the option to negotiate for up to [***] additional product targets.

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Section 1.04 GreenLight Technology Improvements

In the event GreenLight makes any improvements or modifications or developments to the GreenLight Technology including without limitation improvements to any evolved, improved, stabilized and associated data and biological material, or files any patent applications related thereto (“GreenLight Technology Improvements”) prior to (i) [***] and (ii) [***] then such GreenLight Technology Improvements shall be deemed part and parcel of the GreenLight Technology and subject to the license grant of Section 1.02 above without any additional consideration to SIIPL.

Section 1.05 Transfer of GreenLight Technology

To enable SIIPL to Develop or have Developed, Manufacture and Commercialize or have Commercialized the Product, either by itself or through its Affiliates, GreenLight shall transfer or make available to SIIPL: (i) the GreenLight Technology as described in Appendix B, (ii) the pre-clinical data for each Product (which shall be transferred by GreenLight [***]) and (ii) the manufacturing process as described in the Manufacturing Technology Transfer Plan (Appendix D). [***].

Section 1.06 Sub-licenses

(a)

[***]. For the purpose of clarity, this Agreement is applicable to the Affiliates of SIIPL, and hence, any activity(ies) performed by SIIPL’s Affiliates pursuant to this Agreement shall not be construed or deemed to mean as a sub-license by SIIPL.

(b)

SIIPL shall ensure that any sub-license granted in accordance with the terms of this Agreement shall be on similar terms and conditions as stipulated in this Agreement [***]. The Parties shall mutually discuss and agree on the financial and other terms in the event SIIPL of any such sub-license to the GreenLight Technology by SIIPL.

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ARTICLE 2: JOINT STEERING COMMITTEE

Section 2.01 Joint Steering Committee.

The Parties agree [***] as mutually agreed to by the Parties, the Parties shall establish a joint steering committee (the “Joint Steering Committee” or “JSC”). [***]. The JSC will, amongst other duties and responsibilities:

(a)	[***];

(b)	[***];

(c)	[***].

(d)	[***];

(e)	[***];

(f)	[***]; and

(g)	[***].

Section 2.02 Membership.

Each Party will initially appoint [***] representatives to the JSC, each of whom will be an officer or employee of such Party having sufficient seniority within the applicable Party to make decisions arising within the scope of the JSC’s responsibilities. The JSC may change its size from time to time by mutual consent of its members and each Party may replace its representatives at any time upon written notice to the other Party; provided, [***]. If a JSC representative from either Party is unable to attend or participate in a meeting of the JSC, the Party who designated such representative may designate an appropriately qualified substitute representative for the meeting. The JSC will have a chairperson (“JSC Chairperson”). A designated representative of SIIPL will be the JSC Chairperson [***], and thereafter the JSC Chairperson will be selected alternately, [***] by SIIPL and then by GreenLight. The role of the Chairperson is to convene and preside at all meetings of the JSC and to ensure the preparation of meeting minutes, but the Chairperson has no additional powers or rights beyond those held by other JSC representatives.

In addition, each GreenLight and SIIPL will appoint an alliance manager who will be the primary contact person for the day-to-day interactions between the Parties. The alliance managers will alternate the responsibility of taking minutes at the JSC.

The JSC may form subcommittees, including a Research Committee, Clinical Development Committee, Manufacturing Committee, and Commercialization Committee.

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Section 2.03 Meetings.

Until such time as the JSC unanimously agrees otherwise, the JSC will meet at least once [***] during the Term. The Parties, upon mutual agreement, may schedule update meetings [***] following the JSC meeting. Such meetings may be held via remote videoconference or teleconference or any other method mutually agreeable to the Parties. The alliance managers will circulate an agenda [***] prior to each JSC meeting. In addition, either Party may also call a special meeting of the JSC (including by videoconference or teleconference) upon at least [***] prior written notice to the other Party if such Party [***] believes that a significant matter must be addressed before the next regularly scheduled meeting, and such Party will provide the JSC no less than [***] before the special meeting with materials [***] adequate to enable an informed decision to be made by its members. As appropriate, other employee representatives or agents of the Parties may attend JSC meetings as non-voting observers or presenters. The chairperson of the JSC will prepare [***] detailed written minutes of all JSC meetings that reflect and include all material decisions made at such meetings which shall be reviewed and signed off by the members of the JSC. The JSC Chairperson will send draft meeting minutes to each member of the JSC for review and approval [***] after each JSC meeting. Such minutes will be approved unless one or more members of the JSC object to the accuracy of such minutes [***] of receipt.

Section 2.04 Decision Making.

Actions to be taken by the JSC will be taken only following unanimous vote, with each Party having [***] representing the views of its members. If the JSC fails to reach unanimous agreement on a matter [***], either Party may submit the matter in writing to the other, and the Parties will refer such dispute to their respective Executive Officers, who shall confer in good faith on the resolution of the issue. Any final decision mutually agreed by the Executive Officers shall be conclusive and binding on the Parties.

Section 2.05 Final Decision-Making Authority.

If the Executive Officers are not able to agree on the resolution of any such issue [***] after such issue was first referred to them, unless otherwise expressly stated herein [***] shall have final decision-making authority regarding [***] and [***] shall have the final decision making authority for [***]. In addition, [***] will have sole control over and final decision-making authority with respect to, [***] at its own costs and expense. [***] shall have the final decision-making authority with respect to such Research Plan.

Section 2.06 Limitations on Authority.

Each Party shall retain the rights, powers, and discretion granted to it under this Agreement and no such rights, powers, or discretion shall be delegated to or vested in the JSC unless such delegation or vesting of rights is expressly provided for in this Agreement or the Parties expressly so agree in writing. [***].

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ARTICLE 3: RESEARCH, DEVELOPMENT, REGULATORY, AND RECALLS

Section 3.01 Research Plan, Development Plan, Regulatory Activities, Diligence, and Clinical Trials

(a)	Research Plan.

(i)	[***] after the Effective Date and [***] after selection of the additional targets, the Parties will agree upon a research plan [***] (the “Research Plan”).

(ii)	The Parties agree that for the Research Plan with respect to the Shingles Product, [***]. An initial Research Plan for the Shingles Product is provided in Appendix C.

(iii)	For any additional Product target, the Parties shall mutually agree [***].

(b)

Development Plan., [***] with respect to development plan for the Development of Products in the SIIPL Territory (the “Development Plan”). The Development Plan includes all work necessary to be performed for the Products, [***]. The Development Plan shall also each specify the plans and timeline for preparing the necessary Regulatory Filings and for obtaining Regulatory Approvals for the Products in the SIIPL Territory, which will provide for filing for Regulatory Approvals of the Products in the SIIPL Territory [***]. SIIPL will obtain and maintain all Regulatory Approvals required to research, Manufacture, Develop and Commercialize the Product throughout the SIIPL Territory. SIIPL will perform all Development of the Product (including all regulatory actions) in accordance with the Development Plan. The Development Plan and any updates thereto will include a high-level summary of key Development activities for the Product and approximate timelines for such activities, provided that such timelines are subject to change due to applicable timelines and requirements of Governmental Authorities, including for obtaining and maintaining permissions and other Regulatory Approvals. [***].

(c)

Regulatory Activities. Subject to any termination or expiration of this Agreement and as further described in this Section 3.01(c), SIIPL will [***] all regulatory activities for the Product in the SIIPL Territory, [***].

(d)

Diligence Obligations. SIIPL will perform all activities set forth in the Development Plan [***] to perform all such activities in accordance with the applicable timeframes set forth in the Development Plan. In addition, SIIPL will [***] Develop and obtain Regulatory Approval for the Product in all countries in the SIIPL Territory.

(e)

Clinical Trials. Any clinical trials conducted as part of the Development and Regulatory Activities may be conducted in collaboration with institutions as per SIIPL’s discretion. GreenLight agrees to grant and hereby grants SIIPL continual, unrestricted, perpetual and payment free access to any data / results generated or developed by GreenLight (or on behalf of GreenLight by subcontractors) from any clinical trials and other studies conducted in the GreenLight Territory and / or SIIPL Territory prior to [***], and Greenlight agrees to execute all documents, papers, forms and authorizations, at no additional cost to SIIPL, that may be necessary for securing such access.

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Section 3.02 Development and Regulatory Records.

SIIPL will maintain complete, current and accurate records of all Development and Regulatory Activities conducted by it hereunder, and all data and other information resulting from such activities. Such records will be provided to GreenLight upon [***] request of Greenlight [***] for regulatory and patent purposes.

Section 3.03 Right of Reference; Regulatory Cooperation.

GreenLight will provide SIIPL with applicable information, reports, documents, certificates, and any other materials regarding the GreenLight Technology that are requested by SIIPL to Manufacture the Product, to Develop, have Developed the Product and to obtain and maintain Regulatory Approval for the Product in the SIIPL Territory.

Section 3.04 Regulatory Inquiries.

GreenLight will [***] notify SIIPL in writing of any governmental or regulatory inquiries, inspections, or audits received by GreenLight directly related to the Products in the GreenLight Territory [***]. SIIPL will [***] notify GreenLight in writing of any governmental or regulatory inquiries, inspections, or audits directly related to the Product Developed by SIIPL under this Agreement for the SIIPL Territories [***].

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Section 3.05 Pharmacovigilance Agreement.

Each Party shall keep the other Party advised and/or informed in writing of any safety related information including any adverse events and serious adverse events relating the Product manufactured by such Party in their respective territory, and provide any and all information, document, and materials that are related to such adverse event. Further, the Parties shall negotiate and enter into a safety reporting agreement on customary, [***] mutually agreeable terms, which shall govern the Parties’ pharmacovigilance activities and responsibilities in connection with the performance of this Agreement.

ARTICLE 4: MANUFACTURING AND COMMERCIALISATION

Section 4.01 Manufacturing.

SIIPL [***], and shall use [***], with respect to [***] Develop and Manufacture the Product as necessary to perform its obligations under this Agreement within the SIIPL Territory [***].

Section 4.02 Manufacturing Plan

SIIPL will share with GreenLight any Manufacturing Plan including [***].

Section 4.03 Manufacturing Records.

SIIPL will maintain [***] records of all Manufacturing activities conducted by it hereunder [***].

Section 4.04 Quality Agreement.

All matters pertaining to quality control and quality assurance, stability testing and waste under this Agreement shall be governed by a separate Quality Agreement, if applicable. The terms and conditions of this Agreement which relate to any of the aforementioned matters shall be read and interpreted harmoniously with the terms and conditions of the Quality Agreement.

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Section 4.05 Commercialization.

(a)	SIIPL shall have the right and responsibility to Commercialize or have Commercialized the Product, [***].

(b)	[***].

(c)	[***].

(d)	[***].

Section 4.06 Recalls.

Each Party will [***] notify the other in writing in detail if (a) any batch of Product is alleged or proven to be the subject of a recall, market withdrawal, or correction in such Party’s territory; (b) such Party [***] determines that a recall is necessary; or (c) such Party becomes aware of any quality or risk issues related to Product. [***].

Section 4.07 Diligence.

SIIPL will [***] perform all activities set forth in the Manufacturing Plan and Commercialization Plan and [***] perform all such activities in accordance with the Commercialization Plan.

ARTICLE 5: FINANCIAL TERMS

Section 5.01 Payments.

In consideration of the rights and licenses granted to SIIPL by GreenLight hereunder, SIIPL shall pay to GreenLight such payment and royalty as stated hereunder Appendix F.

Section 5.02 Invoicing.

All payments under this Agreement shall be made in United States Dollars. GreenLight shall invoice only after the successful achievement of the specific milestone, [***], as provided in Appendix F. All payments shall be due [***] of receipt of invoice from GreenLight. [***] The Parties shall cooperate in good faith to promptly resolve any invoicing disputes.

Section 5.03 SIIPL Royalty Payment.

SIIPL shall pay GreenLight with respect to SIIPL’s sale of (i) Shingles Product a royalty at such rate as provided hereunder Appendix F [***] and (ii) for each of the next two Products, at such rate as provided hereunder Appendix F [***] (the “SIIPL Royalty Payment”) [***]. The payments pertaining to SIIPL Royalty Payment, as applicable, shall be [***] paid [***] on the basis of the applicable sales of the Product recognized under US Generally Accepted Accounting Principles (GAAP) [***].

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Section 5.04 Taxes

The amounts payable by SIIPL (the “Paying Party”) to GreenLight (the “Payee Party”) pursuant to this Agreement (each, a “Payment”) shall be paid free and clear of any and all taxes, except for any withholding taxes required by Applicable Law. Except as provided in this Section 5.04, the Payee Party shall be solely responsible for paying any and all taxes on income (other than withholding taxes required by Applicable Law to be deducted from Payments and remitted by the Paying Party), excluding applicable Indian GST levied on account of, or measured in whole or in part by reference to, any Payments it receives. The Paying Party shall deduct or withhold from the Payments any taxes that it is required by Applicable Law to deduct or withhold. Notwithstanding the foregoing, if the Payee Party is entitled under any applicable Tax treaty to a reduction rate of, or the elimination of, applicable withholding Tax, it may deliver to the Paying Party or the appropriate Governmental Authority (with the assistance of the Paying Party to the extent that this is [***] required and is requested in writing) the prescribed forms necessary to reduce the applicable rate of withholding or to relieve the Paying Party of its obligation to withhold such Tax and the Paying Party shall apply the reduced rate of withholding or dispense with withholding, as the case may be; provided that the Paying Party has received evidence of the Payee Party’s delivery of all applicable forms (and, if necessary, its receipt of appropriate governmental authorization) [***] prior to the time that the Payments are due. If, in accordance with the foregoing, the Paying Party withholds any amount, it shall pay to the Payee Party the balance when due, make timely payment to the proper Governmental Authority of the withheld amount and [***] send to the Payee Party necessary certificates as issued by the Governmental Authorities for such payment along with the relevant withholding tax certificates. The Parties will cooperate and [***] to reduce, mitigate, or eliminate adverse tax consequences.

All the payments under this agreement are subject to withholding taxes as applicable. The Payee Party shall provide to SIIPL requisite prescribed forms necessary to reduce the applicable rate of withholding or to relieve SIIPL of its obligation to withhold such Tax and SIIPL shall apply the reduced rate of withholding.

Section 5.05 The payments agreed hereunder are payable by SIIPL to GreenLight as a collective payment for GreenLight Technology.

Section 5.06 Record; Reports.

During the term of this Agreement and for a minimum [***] thereafter, SIIPL shall keep detailed, accurate and up to date records and books of account.

Section 5.07 [***]

[***].

Section 5.08 Royalty Certifications.

(a)	[***].

(b)	[***].

(c)	[***].

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ARTICLE 6: CONFIDENTIALITY

Section 6.01 Definition of Confidential Information.

In this Agreement, “Confidential Information” shall, subject to section 6.02, means any and all proprietary scientific, technical, clinical, financial, business, and other information and material disclosed by one Party in the performance of this Agreement (the “Disclosing Party”) to the other Party (the “Receiving Party”), including ideas, concepts, technology, inventions, discoveries, improvements, intellectual property, know-how, trade secrets, operations, plans, pricings, personnel, customers, business opportunities, research, development, data, notes, reports, samples, formulations, analyses, protocols, techniques, manuals, statements, schedules, forecasts, studies, records, systems and programs, disclosed in writing or orally or visually, whether or not marked “confidential.” Confidential Information will also include the existence, terms, and conditions of this Agreement, as well as all information and documents regarding the conclusion, implementation, and termination of this Agreement, which information shall be deemed the Confidential Information of each Party. All reports provided by one Party to the other Party hereunder will be the Confidential Information of the reporting Party, who will be deemed the Disclosing Party with respect thereto. For the avoidance of doubt, subject to the exceptions of Section 6.02, all data and information first disclosed by SIIPL to GreenLight and or its Affiliates with respect to the Development, Manufacturing and Commercialization of the Product by SIIPL shall be the Confidential Information of SIIPL.

Section 6.02 Exceptions from Confidential Information.

The following will not be considered Confidential Information to the extent that the Receiving Party can establish with competent written proof that such information (a) is, at the time of disclosure to the Receiving Party, in the public domain, or through no fault of the Receiving Party enters the public domain, (b) was rightfully in the Receiving Party’s possession or known by it prior to receipt from the Disclosing Party, (c) was rightfully disclosed to it by another Person without restriction, or (d) was independently developed by it by persons without reference to or use of any Confidential Information of the Disclosing Party.

Section 6.03 Reasonable Precautions.

The Receiving Party agrees (a) to hold the Disclosing Party’s Confidential Information in confidence and to take all reasonable precautions to protect such Confidential Information (including all precautions the Receiving Party employs with respect to its confidential materials), (b) not to divulge any such Confidential Information to any third party, and (c) not to make any use whatsoever at any time of such Confidential Information, except, in the case of (b) or (c), solely as necessary to perform the obligations or exercise the rights of the Receiving Party. Any employee, consultant, professional advisor or agent of a Party or is Affiliates given access to any such Confidential Information must have a legitimate “need to know” and be subject to written obligations of non-disclosure and non-use no less stringent than those set forth in this Agreement.

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Section 6.04 Uses and Disclosures of Confidential Information.

The Receiving Party may:

(a)

use Confidential Information of the Disclosing Party to the extent necessary to enable the Receiving Party to Exploit the rights granted under this Agreement and/or to perform its obligations under this Agreement;

(b)

disclose Confidential Information of the Disclosing Party only to those of the Receiving Party’s Affiliates, officers and employees who are both under written obligation to comply with the restrictions on use and disclosure that are no less restrictive than those set forth herein and to whom such disclosure is necessary (and only disclose that part of the Confidential Information which is necessary) to enable the Receiving Party to Exploit the rights granted under this Agreement and/or to perform its obligations under this Agreement and provided that, the Receiving Party shall remain responsible for procuring that the Receiving Party’s Affiliates, officers and employees do not further disclose and/or use the Confidential Information for any other purpose;

(c)

after giving [***] notice to the Disclosing Party, disclose any part of the Confidential Information of the Disclosing Party solely to the extent that it is legally required to do so pursuant to an order of a court of competent jurisdiction or other Governmental Authority or otherwise as required by Applicable Law including the laws and regulations applying to any public listing authority, provided that the Receiving Party shall use reasonable endeavors to limit such disclosure and to provide the Disclosing Party with an opportunity to make representations to the relevant court or other Governmental Authority, Regulatory Authority, or allied authority or listing authority.

Section 6.05 Retained Rights.

All documents, materials and other items (including items in electronic form), and any Intellectual Property Rights therein, provided by or on behalf of the Disclosing Party to the Receiving Party containing Confidential Information shall remain the absolute property of the Disclosing Party. Other than as expressly set forth herein, nothing in this Agreement shall be construed (by implication, estoppel or otherwise) as granting, or as an undertaking by the Disclosing Party or any of its personnel to subsequently grant, to the Receiving Party any license, right, title or interest in or to the Disclosing Party’s Confidential Information or to any present or future patent, patent application, know-how, copyright, trademark, trade secret or other proprietary right. Nothing in this Agreement shall be construed to prevent the Disclosing Party from using in any manner its own Confidential Information or disclosing in any way to third parties its Confidential Information.

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Section 6.06 Protection of Confidential Information.

The Receiving Party shall at all times maintain documents, materials and other items (including items in electronic form) containing Confidential Information of the Disclosing Party and any copies thereof, in a secure fashion by taking reasonable measures to protect them from theft and unauthorized use and disclosure. Without prejudice to the foregoing, the Receiving Party shall exercise at least the same degree of care to prevent theft and unauthorized disclosure and/or use of the Disclosing Party’s Confidential Information as the Receiving Party exercises in respect of its own confidential information of like importance, but in no event less than a reasonable degree of care.

Section 6.07 Losses of Confidential Information.

The Receiving Party shall notify the Disclosing Party immediately if the Receiving Party becomes aware of any unauthorized use or disclosure of, or any unauthorized access to or of any theft or loss of any copies of any Confidential Information of the Disclosing Party.

Section 6.08 Survival

The provisions of this Article 6 shall commence on the Effective Date of the Agreement and (1) for any information identified in a restrictive legend or otherwise in writing as a trade secret, shall continue for so long as such Confidential Information remains subject to trade secret protection by Applicable Law and the Party has knowledge of any such Confidential Information received or derived from the other Party and shall survive termination or expiry of this Agreement and (2) for any other Confidential Information received or derived from the other Party, shall continue for [***] following the termination of this Agreement and shall survive termination or expiry of this Agreement.

Section 6.09 Return of Confidential Information

Upon the expiration or termination of the Agreement, each Party will destroy or return (as shall be specified by the other Party) to the other Party all copies of the Confidential Information of the other Party, provided that a Party may retain: (a) one copy of such Confidential Information for record-keeping purposes, for the sole purpose of ensuring compliance with the Agreement; (b) any copies of such Confidential Information as is required to be retained under Applicable Laws or regulations; (c) any copies of such Confidential Information as are necessary or useful for such Party to exercise a right or fulfill an obligation hereunder; and (d) any copies of any computer records and files containing Confidential Information that have been created by such Party’s routine archiving/backup procedures; in each case provided that all such copies are maintained in accordance with this Article 6.

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ARTICLE 7: OWNERSHIP OF RESULTS, INTELLECTUAL PROPERTY RIGHTS; PROSECUTION, MAINTENANCE, INFRINGEMENT

Section 7.01 Background Intellectual Property Rights:

(a)	Nothing herein will affect the Parties’ respective ownership of any Intellectual Property Rights, existing and owned by such Party as on the Effective Date of the Agreement.

(b)

For the sake of clarity, all Intellectual Property Rights [***] shall be [***], and all Intellectual Property Rights [***] owned and controlled by [***] as on the Effective Date of the Agreement and anytime thereafter shall [***] and shall remain [***].

(c)	[***].

Section 7.02 Intellectual Property Rights

(a)	[***].

(b)	[***].

Section 7.03 Product Branding

[***].

Section 7.04 SIIPL Improvements

All proprietary rights, including any Intellectual Property Rights in the SIIPL Improvements shall be exclusively owned and Controlled by SIIPL.

Section 7.05 Ownership of Results

(a)	Ownership of Results of Research Plan:

(i)	[***].
(ii)	[***].
(iii)	[***].
(iv)	[***].

(b)	Ownership of Results of any Development Plan:

(i)	[***].
(ii)	[***].

(c)	Ownership of Results of any Manufacturing Plan:

(i)	[***].
(ii)	[***].

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Section 7.06 Prosecution and Maintenance

(a)	[***] reserves the right and has sole decision making authority for the filing, prosecution and maintenance of any and all Intellectual Property Rights, in relation to any [***], during the Term.

(b)

As between the Parties, [***] responsible and has sole decision making authority for the filing, prosecution and maintenance of any and all Intellectual Property Rights, in relation to [***] and [***] and, [***].

(c)

Back-Up Prosecution and Maintenance Rights. If for any reason [***] elects to cease prosecution or maintenance of its Intellectual Property Rights covering the Product in any territory then [***] shall, at its own cost and expense, have the right, but not the obligation, to prosecute and maintain such Intellectual Property at its own cost. To facilitate Back-Up Prosecution and Maintenance Rights, for any applicable Intellectual Property Rights, [***] shall provide [***] notice to [***] to allow sufficient time to [***].

Section 7.07 Notification of Infringement

Either Party shall [***] notify the other Party with such details as it has in its possession of any infringement any of any Intellectual Property Rights licensed under this Agreement (an “Infringement”) as and when it becomes aware of such Infringement.

Section 7.08 Enforcement

(a)

As between the Parties, [***] shall have the sole right, but not the obligation, to bring at its own expense, an infringement action against any Person (an “Infringer”) infringing its Intellectual Property Rights, in relation to the [***]. [***] may name [***] as a party to any such infringement action if required to do so by Applicable Law or with [***].

(b)

As between the Parties, [***] shall have the sole right, but not the obligation, to bring at its own expense, an infringement action against any Person (an “Infringer”) infringing its Intellectual Property Rights, and any [***] thereto.

(c)

Back-Up Enforcement Rights. If for any reason [***] fails to (1) initiate proceedings against [***] or (2) continue to prosecute such proceedings thereafter then [***] shall, at its own cost and expense, have the right, but not the obligation, to bring proceedings (or continue any existing proceedings commenced by [***]) against such Infringer and [***] shall [***] cooperate in any such proceedings as requested [***].

Section 7.09 Infringement Actions.

The Party exercising any enforcement rights under Section 7.08:

(a)	shall have full control over the conduct of the action;

(b)	shall keep the other Party [***] informed of the progress of and developments in any proceedings against Infringers; and

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(c)	may negotiate settlements with Infringers.

(d)	[***].

Section 7.10 No Implied Licenses.

Neither Party is granted any rights to any Patent Rights, Know-How, or other intellectual property rights owned or Controlled by the other Party, other than as explicitly identified herein. Nothing herein will affect the Parties’ respective ownership of any Patent Rights, Know-How, or other intellectual property rights owned by such Party.

ARTICLE 8: LIMITATION OF LIABILITY AND INDEMNITY

Section 8.01 Liability.

(a)

Notwithstanding any other provision of this Agreement, no Party will be responsible to the other Party for any [***]. Notwithstanding anything contained in this Agreement, the aggregate liability of either Party towards the other in respect of any losses, costs or damages arising out of or related to this Agreement [***] as on the date the liability may arise, under this Agreement.

(b)	[***]

i.	[***]
ii.	[***]
iii.	[***]
iv.	[***]

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Section 8.02 Indemnification.

(a)	By SIIPL. [***].

(b)	By GreenLight. [***].

Section 8.03 Indemnification Process

The Party making a Claim (the “Indemnified Party”) shall:

(a)

notify the other Party (the “Indemnifying Party”) of any Claim covered by the indemnity set out herein [***] (and, in any event, [***]) after it becomes aware of the Claim, provided, however, failure to provide such notice [***] period shall only limit the indemnification provided under this Agreement to the extent the Indemnifying Party was prejudiced by the delay;

(b)

provide the Indemnifying Party [***] with such assistance, documents, authority, information and access to employees of the Indemnified Party and its Affiliates as the Indemnifying Party may [***] request in relation to the Claim and/or the defence or settlement of the Claim;

(c)	give the Indemnifying Party sole conduct and control of the defence and settlement of any Claim [***];and

(d)	not at any time prejudice the defence of the Claim or take any step or make any admission in respect of any proceedings relating to such Claim except as expressly authorised by the Indemnifying Party.

Section 8.04 Information and Involvement

The Indemnifying Party shall keep the Indemnified Party and its relevant Affiliates fully informed about the defence and settlement of the Claim including all material communications concerning the Claim with (i) the other parties to the Claim and their advisers and (ii) any court or other tribunal in which the Claim is being litigated. The Indemnifying Party shall permit the Indemnified Party and its relevant Affiliates (and/or their advisers) to attend any hearing before any court or other tribunal in which the Claim is being litigated.

Section 8.05 Defence and Settlement

The Indemnifying Party shall consult with the Indemnified Party and its relevant Affiliates on the defence and settlement of any Claim and so far, [***], take into account any [***] requirements of the Indemnified Party and its relevant Affiliates in the conduct of the defence or settlement of the Claim.

Section 8.06 Admissions of Fault

[***].

Section 8.07 Compensation

[***].

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Section 8.08 Insurance.

Each Party will obtain and maintain, at its own cost and expense, the insurance policies, [***], in such amounts and with such scope of coverage as are adequate to cover such Party’s obligations under this Agreement. [***].

Section 8.09 Confidentiality.

The Indemnifying Party shall, and shall procure that its advisers shall, keep confidential all matters disclosed by the Indemnified Party, its Affiliates and/or their Personnel in the course of providing assistance, documents, authority and information in relation to the Claim and/or the defence or settlement of the Claim except to the extent disclosure is necessary in order to defend and/or settle any Claim.

Section 8.10 Diligent Defence and Settlement.

If the Indemnifying Party fails promptly to assume and then diligently and competently defend or settle a Claim notified to it as per the terms agreed herein, then the Indemnified Party or its relevant Affiliates and/or their Personnel shall have the right to undertake the defence and resolution of such Claim by giving notice to the Indemnifying Party setting out the reasons why it considers the Indemnifying Party has failed to promptly assume and then diligently and competently defend or settle the Claim. For the avoidance of doubt, the indemnity shall continue to apply to the Claim.

ARTICLE 9: TERM AND TERMINATION

Section 9.01 Term.

This Agreement will come into full force and effect on the Effective Date and will remain in full force and effect on a Product-by-Product and country-by-country basis until the later of (i) expiration of the Patent Rights; or (ii) tenth (10) anniversary of the First Commercial Sale of the applicable Product, unless earlier terminated pursuant to the terms of this Agreement (the “Term”).

Section 9.02 Mutual Termination.

This Agreement may be terminated by either Party

(a)

For Material Breach. Immediately upon written notice to the other Party if the other Party materially breaches this Agreement and such material breach is not discontinued or cured [***] after the breaching Party’s receipt of an initial written notice by the non-breaching Party with [***] detail as to the nature and scope of the applicable breach; or

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(b)

For Bankruptcy. By giving [***] written notice to the other Party if the other Party becomes insolvent or a bankruptcy action or any other insolvency proceeding is instituted against it and not dismissed [***].

Section 9.03 SIIPL Termination for Convenience.

SIIPL reserves the right to terminate this Agreement on a Product-by-Product basis by giving GreenLight a [***] written notice of [***].

ARTICLE 10: CONSEQUENCES OF EXPIRY / TERMINATION

Section 10.01 Effects of Expiry / Termination

(a)	Upon the expiry of this Agreement and payment of all applicable payments due and payable hereunder as per the terms of this Agreement, [***].

(b)	[***].

(c)	[***].

(d)	[***].

(e)	[***].

(f)	[***].

ARTICLE 11: WARRANTIES AND UNDERTAKINGS

Section 11.01 Mutual Warranties and Undertakings.

Each Party represents, warrants and covenants to the other Party, as on the Effective Date, that:

(a)

Organization; Good Standing; Authority. It is duly organized, validly existing, and in good standing under the laws of its country of organization. It has the full right, power, and authority to enter into and perform this Agreement. This Agreement has been duly executed and delivered by an authorized signatory of each Party and constitutes a legal, valid, and binding obligation of such Party, enforceable in accordance with its terms.

(b)

No Conflicts. The execution, delivery, and performance of this Agreement by such Party does not conflict with such Party’s charter documents, bylaws, or other organizational documents, any material agreement, instrument or understanding, oral or written, to which it is a party or by which it is bound, nor violate Applicable Law or any order, writ, decree, judgment, injunction, determination, or award of any Governmental Authority having jurisdiction over it.

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(c)

Compliance with Law. It will, and will ensure that its Affiliates, comply with all Applicable Laws and, to the extent applicable, professional certification or licensing requirements, with respect to the performance of its obligations under this Agreement.

(d)

No Litigation. There is no action or proceeding pending or, to the knowledge of such Party, threatened that could [***] be expected to impair or delay the ability of such Party to perform its obligations under this Agreement.

(e)

No Debarment. Neither Party nor any of its Affiliates, or any of their employees, contractors or agents performing any activities under this Agreement, has been debarred or is subject to debarment from performing such activities under Applicable Laws.

(f)

Authorization. Each Party’s representative signing below has the authority to bind its respective Party. Each Party hereto has the power and authority to execute and deliver the Agreement and to perform the obligations hereunder.

Section 11.02 GreenLight Warranties and Undertakings.

(a)

GreenLight warrants that as of the Effective Date of this Agreement, GreenLight owns and/or controls all right, title and interests in and to the GreenLight Technology as of the Effective Date of the Agreement, and in the event any or all of the GreenLight Technology is jointly owned, controlled with any third party, then GreenLight represents and warrants to SIIPL that (i) such third party shall have no objections and shall raise no encumbrances to the transfer of the GreenLight Technology to SIIPL in accordance with Section 1.05, and (ii) in relation to GreenLight Technology, no part of the business understanding or arrangement between GreenLight and any third party and/or no document executed between GreenLight and any third party, shall adversely affect or be deemed to obstruct and interfere with any Development, Manufacturing, and Commercialization activity undertaken by SIIPL for the Product, or any right, title or interest of SIIPL in the Product;

(b)

GreenLight warrants that as of the date of entering into this Agreement, the GreenLight Technology is freely licensable, free of any encumbrances, liens or claims and is aligned with all Applicable Laws, rules and regulations, and that GreenLight has the right to grant the licenses to the GreenLight Technology free of any encumbrances, liens or claims; and has not received notice from any third party of any claim that the GreenLight Technology infringes a third party’s Intellectual Property Rights. Further GreenLight has not received notice from any third party that (i) the performance of GreenLight’s obligations under this Agreement would infringe any third party’s patents or (ii) the performance of SIIPL’s and / or its Affiliates’ obligations under this Agreement or the use of the GreenLight Technology by SIIPL and / or its Affiliates in accordance with the terms of this Agreement will infringe any third party’s Intellectual Property Rights;

(c)

GreenLight warrants that as of the date of entering into this Agreement, there is no restriction, implied or active on the GreenLight Technology preventing GreenLight from licensing the same, and that GreenLight is aware of no third-party patent rights that would affect SIIPL’s right to import or use the GreenLight Technology in any country in the SIIPL Territory. GreenLight has not received notice from any third party that there is a restriction on the GreenLight Technology preventing GreenLight from licensing the same to SIIPL;

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(d)

GreenLight warrants that as of the date of entering into this Agreement, the rights, title and interest asserted by GreenLight in and to the GreenLight Technology has neither been challenged by any third party(ies) nor has GreenLight received any claims nor faced any action, penalty, proceedings, prosecution, demands, infringement suit, passing off action, made or initiated or imposed by any third party(ies) in respect of the GreenLight Technology, on grounds of infringement of any patent rights and / or passing off claims and/or of infringement of any other Intellectual Property Rights of such third party(ies), as would affect the rights of SIIPL and / or its Affiliates or impede SIIPL and / or its Affiliates from importing, receiving, transferring, handling, storing or utilizing the GreenLight Technology;

(e)

GreenLight warrants that GreenLight shall be responsible for prosecution and maintenance of the patent applications listed in Appendix B, current or future. GreenLight further warrants that it shall file requisite patent applications as per Section 7.0, (including but not limited to any current or future variants of concern, and / or any improvements of the GreenLight Technology). SIIPL agrees to reimburse the costs incurred by GreenLight in securing and maintaining Patent Rights in the SIIPL Territory;

(f)	GreenLight warrants that as on the Effective Date of the Agreement, there are no existing infringement proceedings or encumbrances on GreenLight Technology;

(g)	[***];

(h)

In the event GreenLight is entering into any financial / funding / loan arrangement with a third party for any purpose, then, (i) the responsibility of such financial / funding / loan arrangements (including any and all financial obligations) shall be at the sole cost, risk and consequence of GreenLight without any liability on SIIPL whatsoever, and (ii) GreenLight agrees that SIIPL shall not be liable and shall not be a party or connected to any financial / funding / loan arrangement and shall not bear any responsibility, either directly or indirectly, with respect to the same; and

(i)

THE LICENSE IS GRANTED BY GREENLIGHT ON AN “AS IS” BASIS AND GREENLIGHT DOES NOT PROVIDE ANY WARRANTY OF ANY KIND EITHER EXPRESS OR IMPLIED ON THE EFFICIENCY, EFFICACY OR MERCHANTABILITY OF THE GREENLIGHT TECHNOLOGY. GREENLIGHT HEREBY WARRANTS THAT, THERE IS NO ENCUMBRANCE ON THE GREENLIGHT TECHNOLOGY AND THAT GREENLIGHT IS AWARE OF NO THIRD PARTY INFRINGEMENT OF THE GREENLIGHT TECHNOLOGY.

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Section 11.03 SIIPL Warranties. SIIPL covenants, and represents and warrants to GreenLight that:

(a)	SIIPL is a company duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated.

(b)	SIIPL has full right and authority to enter into this Agreement and to perform its obligations hereunder.
(c)

This Agreement has been duly authorized by all requisite corporate action, and when executed and delivered will become a valid and binding contract of SIIPL enforceable against SIIPL in accordance with its terms.

(d)

The execution, delivery and performance of this Agreement does not and will not conflict with any other agreement, contract, instrument or understanding, oral or written, to which SIIPL is a party, or by which it is bound, nor will it violate any law applicable to SIIPL.

(e)

SIIPL represents and warrants that SIIPL controls all rights, title, and interests in and to its Background Intellectual Property it will use for the performance of this Agreement; including, without limitation, the Development, Manufacture, Commercialization or Exploitation, as applicable, of the Product, and such use shall not violate or infringe, to the best of its knowledge, any Intellectual Property Rights of any third party.

ARTICLE 12: GENERAL

Section 12.01 Interpretation.

In the Agreement, except where the context expressly requires otherwise, (a) the use of any gender herein will be deemed to encompass references to either or both genders, and the use of the singular will be deemed to include the plural (and vice versa), (b) the words “include,” “includes,” and “including” will be deemed to be followed by the phrase “without limitation,” (c) the word “will” will be construed to have the same meaning and effect as the word “shall,” (d) any definition of or reference to any agreement, instrument, or other document herein will be construed as referring to such agreement, instrument, or other document as from time to time amended, supplemented, or otherwise modified(subject to any restrictions on such amendments, supplements or modifications set forth herein), (e) any reference herein to any person will be construed to include the person’s successors and assigns, (f) the words “herein,” “hereof,” and “hereunder” and words of similar import, will each be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (g) all references herein to Articles, Sections, Schedules, Exhibits or Appendix will be construed to refer to Articles, Sections, Schedules, or Exhibits or Appendix of this Agreement, and references to this Agreement include all Schedules / Appendices hereto, (h) the word “notice” means notice in writing (whether or not specifically stated) and will include notices, consents, approvals and other written communications contemplated under this Agreement, (i) provisions that require that a Party, the Parties or any committee hereunder “agree,” “consent, ”approve,” or the like will require that such agreement, consent, or approval be specific and in writing, whether by written agreement, letter, approved minutes, or otherwise (but excluding e-mail and instant messaging), (j) references to any specific law, rule or regulation, or Section or other division thereof, will be deemed to include the then-current amendments thereto or

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any replacement or successor law, rule or regulation thereof, (k) the term “or” will be interpreted in the inclusive sense commonly associated with the term “and/or,” and (l) in the event of any conflict between the terms and conditions of this Agreement and any terms and conditions that may be set forth on any order, invoice, verbal agreement, in the Quality Agreements, in the Pharmacovigilance Agreements, or otherwise, the terms and conditions of this Agreement will govern, provided that the terms of the Quality Agreements or Pharmacovigilance Agreements (as applicable) will control with respect to any such conflict with the terms of this Agreement relating to quality or safety matters for the Product.

Section 12.02 Supply of Product by SIIPL.

The Parties agree that in the event GreenLight requires SIIPL to supply the Product to GreenLight manufactured by SIIPL and / or its Affiliates in such quantities as may be required by GreenLight for its own use, then the same shall be done under terms and conditions [***] mutually agreed to between the Parties in an agreement / document.

Section 12.03 [***]

(a)	[***].

(b)	[***].

Section 12.04 Notices.

(a)

Any notice given under this Agreement shall be in writing in English, shall refer to this Agreement and shall be sent by either pre-paid recorded first-class post/pre-paid airmail or courier to the principal office or registered office of the recipient or by electronic transmission to the addresses set forth below:

If to GreenLight:

GreenLight BioSciences

200 Boston Avenue, Suite 1000,

Medford, MA 02155

Attn: General Counsel

If to SIIPL:

Serum Institute of India Pvt. Ltd.

[***]

[***]

[***]

(b)

Any written notice sent by a Party that is actually received by the other Party shall be deemed to have been properly given and received by that Party irrespective of whether or not the delivery requirements of Section 12.04 (a) have been complied with.

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Section 12.05 Subcontractors.

SIIPL and / or its Affiliates will have the right to engage Subcontractors to perform SIIPL’s and / or its Affiliates’ Development and Commercialization obligations under this Agreement, and shall intimate GreenLight with respect to the same. SIIPL and / or its Affiliates will provide written notice to inform GreenLight of any additional Subcontractor engaged by SIIPL and / or its Affiliates to perform any of SIIPL’s and / or its Affiliates’ obligations under this Agreement. [***].

Section 12.06 Severability.

If any provision of this Agreement is held to be void or otherwise unenforceable by a court of competent jurisdiction from whose decision no appeal is made within the applicable time limit then the provision shall be omitted and the remaining provisions of this Agreement shall continue in full force and effect.

Section 12.07 Waiver.

Failure or delay by either Party to exercise any right or remedy under this Agreement shall not be deemed to be a waiver of that right or remedy, or prevent the Party from exercising that or any other right or remedy on any occasion. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in writing duly executed by or on behalf of the Party waiving such right or remedy. The waiver by either Party of any right or remedy hereunder shall not be deemed a waiver of any other right whether of a similar nature or otherwise.

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Section 12.08 Entire Agreement and Amendments.

This Agreement together with the Pharmacovigilance Agreements and the Quality Agreements (if any) sets forth all intentions, understandings, covenants, promises, warranties, representations, conditions, rights, and obligations of the Parties and supersedes all previous and contemporaneous agreements, understandings, negotiations and proposals relating to the subject matter hereof. No subsequent modifications or amendments to this Agreement will be binding upon the Parties unless reduced in writing and signed by the respective authorized officers of the Parties.

Section 12.09 Relationship of the Parties.

Nothing in this Agreement is intended or will be deemed to constitute a partnership, agency, employer-employee, or a joint venture relationship between the Parties. The respective activities of the Parties hereunder will be provided as independent contractors. Neither Party will incur any debts or make any commitments for the other, except to the extent, if at all, specifically provided herein.

Section 12.10 Rights in Bankruptcy

The Parties agree that the Parties shall retain and may fully exercise all of their rights and elections under the applicable Bankruptcy law. The Parties agree that in the event of any acquisition of GreenLight by a third party, the said Agreement and all terms agreed herein shall be binding on such third party [***].

Section 12.11 Assignment and Change of Control.

(a)

Each Party’s rights and obligations under this Agreement may not be directly or indirectly assigned, delegated or transferred, in whole or in part, to a third party by assignment or other means without the [***] consent of the other Party, [***].

(b)

This Agreement will be binding on and inure to the benefit of the Parties, their, executors, administrators, successors, and permitted assigns. In the event of any merger, acquisition or any such Change of Control with respect to GreenLight occurs, then such acquiring party of GreenLight shall be bound by the terms and conditions of this Agreement, [***].

Section 12.12 Survival.

In the event of any termination or expiration of this Agreement, each of the provisions of Section 3.03 (Right of Reference; Regulatory Cooperation), , Section 3.04 (Regulatory Inquiries), Article 6 (Confidentiality), Section 7.01 (Background Intellectual Property Rights), Section 7.02 (Intellectual Property Rights), Section 7.03 (Product Branding), Section 7.04 (SIIPL Improvements), Section 7.05 (a) (i) and (ii) (Ownership of Results of Research Plan), Section 7.05 (b) (i) (Ownership of Results of any Development Plan), Section 7.05 (c) (i) (Ownership of Results of any Manufacturing Plan), Article 8 (Limitation Of Liability and Indemnity), Article 10 (Consequences Of Expiry / Termination), Article 11 (Warranties and Undertakings), Article 12 (General [***]), and Appendix A will survive termination or expiration of this Agreement and continue to be enforceable.

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Section 12.13 Publication

[***].

Section 12.14 Publicity & Non-Disclosure.

[***].

Section 12.15 Further Assurances.

Each Party shall, as and when requested by another party, do all acts and execute all documents as may be [***] necessary to give effect to the provisions of this Agreement.

Section 12.16 Data Protection Laws.

The Parties do not envisage that any material personal data will be exchanged between the Parties in the performance of this Agreement and hence no data protection act(s) / law(s) will be applicable to either Party.

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Section 12.17 Third Party Rights.

No Person other than each Party and any of its permitted assignees and Affiliates hereunder will be deemed an intended beneficiary hereunder or have any right to enforce any obligation of this Agreement.

Section 12.18 Certain Conditions for SIIPL’s Performance.

The Parties agree that all responsibilities and obligations of SIIPL and / or its Affiliates under this Agreement shall be subject to [***].

Section 12.19 Negotiation; Escalation.

The Parties will negotiate in good faith and use [***] to settle any dispute under this Agreement. Any dispute as to the breach, enforcement, interpretation, or validity of this Agreement will be referred to the Executive Officers. If the Executive Officers are unable to resolve such dispute [***] after such dispute is referred to them [***], then, upon the written request of either Party to the other Party, other than a dispute relating to the scope, validity, enforceability, or infringement of any Patent Rights or trademark rights [***], the dispute will be subject to remedial action by any such Party in compliance with Section 12.20 (Governing Law).

Section 12.20 Governing Law.

This Agreement and all disputes arising thereunder shall be governed by the laws of [***] and [***] shall have jurisdiction over all matters arising out of this Agreement.

Section 12.21 Equitable Remedy.

The Parties acknowledge and agree that there may be no adequate remedy at law for any breach of a Party’s obligations under Section 11.02 (GreenLight Warranties and Undertakings) Section 11.01 (Mutual Warranties and Undertakings) or Article 6 (Confidentiality) and, which breaches may result in irreparable harm to the other Party, and therefore, that upon any such breach or any threat thereof, the non-breaching Party will be entitled to seek appropriate equitable relief (without the posting of any bond) in addition to whatever remedies it might have at law.

Section 12.22 Force Majeure.

No Party will be liable for failure to perform any obligation under this Agreement (other than any obligations to make payments as and when due hereunder) where such failure is caused by earthquake, storms, flood, fire, other acts of nature, epidemics (excluding the Sars-Cov-2 Corona Virus pandemic and any quarantine period thereunder), war, rebellions, riots, public disturbance, acts of terrorism, acts or omissions of any government, any rules, regulations, or orders issued by any Governmental Authority or by any office, department, agency, or instrumentality thereof, ban on imports, strikes, or other labor disputes (“Force Majeure”), provided [***]. If the state of Force Majeure continues for more than [***], then [***].

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Section 12.23 Counterparts.

This Agreement may be executed by exchange of signed counterparts by facsimile or as attachments to emails. Each counterpart that has been executed and delivered by a Party shall constitute an original of this Agreement, but all the counterparts shall together constitute the same agreement. If this Agreement is executed in counterparts, it shall not be effective unless and until each Party has executed and delivered a counterpart to the other Party.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the dates specified below:

SERUM INSTITUTE OF INDIA PRIVATE LIMITED

By:

Name: [***]
Title: [***]
Date: 10 March, 2022

GREENLIGHT BIOSCIENCES, INC.	GREENLIGHT BIOSCIENCES, INC.

By:	By:

Name: Marta Ortega-Valle	Name: Andrey Zarur
Title: Chief Business Officer	Title: CEO
Date: 10 March, 2022	Date: 10 March, 2022

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Appendix A

DEFINITIONS

A-1 “Affiliate” means:

(i)	with respect to GreenLight any Person that controls, is controlled by, or is under common control with GreenLight, and
(ii)	with respect to SIIPL, [***].

For purposes of the preceding definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with “) shall mean the possession, directly or indirectly, of more than 50% of the outstanding voting securities of or comparable equity interest in any other type of a Person, or otherwise having the legal power to direct the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

A-2 “Applicable Law” means collectively all laws, rules, regulations, ordinances, decrees, judicial and administrative orders (and any license, franchise, permit, or similar right granted under any of the foregoing), and any policies and other requirements of any applicable Governmental Authority that govern or otherwise apply to a Party.

A-3 “Business Day” means Monday to Friday exclusive of any public, national holiday in India and the United States of America.

A-4 [***].

A-5 [***].

A-6 “Change of Control” means, with respect to a Party, that: (a) any third party acquires directly or indirectly the beneficial ownership of any voting security of such Party, or if the percentage ownership of such third party in the voting securities of such Party is increased through stock redemption, cancellation, or other recapitalization, and immediately after such acquisition or increase such third party is, directly or indirectly, the beneficial owner of voting securities representing more than 50% of the total voting power of all of the then outstanding voting securities of such Party; (b) any merger, consolidation, recapitalization, or reorganization of such Party is consummated that would result in shareholders or equity holders of such Party immediately prior to such transaction owning 50% or less of the outstanding voting securities of the surviving entity (or its parent entity) immediately following such transaction; (c) the shareholders or equity holders of such Party approve any plan of complete liquidation of such Party, or an agreement for the sale or disposition by such Party of all or substantially all of such Party’s assets, in each case, through one or more related transactions, other than to an Affiliate or pursuant to one or more related transactions that would result in shareholders or equity holders of such Party immediately prior to such transaction owning more than 50% of the outstanding voting securities of the surviving entity (or its parent entity) immediately following such transaction; or (d) the sale or transfer to any third party, in one or more related transactions, of all or substantially all of such Party’s consolidated assets taken as a whole.

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A-7 “Commercialize” or “Commercializing” means any and all activities directed to the marketing, promotion, distribution, pricing, reimbursement, offering for sale, and sale of a pharmaceutical, biologic, or Product and interacting with Governmental Authority in the applicable country or region for such pharmaceutical, biologic, or Product regarding the foregoing, but excluding activities directed to Manufacturing, Medical Affairs, or Development. “Commercialize”, “Commercializing”, and “Commercialized” / “ have Commercialized” will be construed accordingly.

A-8 [***].

A-9 “Commercialization Plan” means [***].

A-10 “Control” or “Controlled” means the possession by a Party (whether by ownership, license, or otherwise other than pursuant to this Agreement) of, (a) with respect to any tangible Know-How, the legal authority or right to physical possession of such tangible Know-How, with the right to provide such tangible Know-How to the other Party on the terms set forth herein, (b) with respect to Patent Rights, Regulatory Approvals, regulatory submissions, intangible Know-How, or other intellectual property rights, the legal authority or right to grant a license, sub-license, access, or right to use (as applicable) to the other Party under such Patent Rights, Regulatory Approvals, regulatory submissions, intangible Know-How, or other intellectual property rights on the terms set forth herein, in each case((a) and (b)), without breaching or otherwise violating the terms of any arrangement or agreement with a third party in existence as of the time such Party or its Affiliates would first be required hereunder to grant the other Party such access, right to use, licenses, or sub-license, or incurring any additional payment obligations to a third party as a result of such access, right to use, license, or sub-license, and (c) with respect to any product or materials, the legal authority or right to grant an exclusive license or sub-license under Patent Rights that cover such product or materials or Know-How that relates to such product or materials. Notwithstanding the foregoing, a Party and its Affiliates will not be deemed to “Control” any of the foregoing (a)—(c) that, prior to the consummation of a Change of Control of such Party, is owned or in-licensed by a third party that becomes an Affiliate of such acquired Party (or that merges or consolidates with such Party) after the effective date of the Original Agreement as a result of such Change of Control.

A-11 “Develop” or “Developing” means all internal and external research, development, and regulatory activities related to pharmaceutical, biologic, or Products, including (a), toxicology studies, non-clinical and preclinical activities, and clinical trials, and (b) preparation, submission, review, and development of data or information for the purpose of submission to a regulatory authority to obtain authorization to conduct clinical trials and to obtain, support, or maintain Regulatory Approval of a pharmaceutical, biologic, or Product, but excluding activities directed to Manufacturing, Medical Affairs, or Commercialization. Development will include development and regulatory activities for additional forms, formulations, or indications for a pharmaceutical, biologic, or Product after receipt of Regulatory

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Approval of such product (including label expansion), including clinical trials initiated following receipt of Regulatory Approval or any clinical trial to be conducted after receipt of Regulatory Approval that was mandated by the applicable regulatory authority as a condition of such Regulatory Approval with respect to an approved formulation or indication (such as post-marketing studies, observational studies, pediatric studies, implementation and management of registries and analysis thereof, in each case, if required by any regulatory authority in any region worldwide to support or maintain Regulatory Approval for a pharmaceutical, biologic, or Product in such region). “Develop”, “Developing”, “Development”, and “Developed” / “have Developed” will be construed accordingly.

A-12 “Development Plan” has the meaning set forth in Section 3.01 (b).

A-13 “Exploit” means to make, use, offer to sell, sell, Develop, have developed, Manufacture, perform Medical Affairs, Commercialize or have Commercialized and other allied activities the Product. When used as a noun, exploitation means any and all activities involved in Exploiting.

A-14 “First Commercial Sale” means, with respect to the Product in any country or region, the first sale of the Product to a third party for distribution, use, or consumption in such country or region after receipt of Regulatory Approval for such Product in such country or region.

A-15 “Governmental Authority” means any legislative, executive, or judicial unit of any governmental authority or instrumentality (international, national, federal, state, provincial, or municipal, in any country or other jurisdiction), or any tribunal, department, agency, board, bureau, commission, official, or other regulatory, administrative, or judicial authority thereof, including any administrative or regulatory agency or commission, and any court or arbitration tribunal, in each instance having legal jurisdiction over the subject matter before it.

A-16 “GreenLight Proprietary Rights” shall mean all proprietary rights, including any and all Intellectual Property Rights, in the GreenLight Technology, and GreenLight Technology Improvements.

A-17 “GreenLight Technology” has the meaning set forth in Section 1.01.

A-18 “GreenLight Technology Improvement” has the meaning set forth in Section 1.04.

A-19 “GreenLight Technology Patent Rights” shall mean and include any Patent Rights associated with GreenLight Technology.

A-20 “GreenLight Technology Know-How” shall mean and include all Know How and allied data with respect to the GreenLight Technology.

A-21 “GreenLight Territory” means the countries of United States of America, European Union (EU) 27 member states (i.e. Austria, Belgium, Bulgaria, Croatia, Republic of Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, Netherlands, Poland, Portugal, Romania, Slovakia, Slovenia, Spain and Sweden), United Kingdom, Australia, Japan, New Zealand, Canada, South Korea, and Greater China (China, Hong Kong, Macau, and Taiwan).

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A-22 Intellectual Property Rights” shall mean and refer to Patent Rights as well as rights in all other intellectual property including trademarks, trade names, service marks, domain names, copyrights, trade secrets, rights in and to databases (including rights to prevent the extraction or reutilization of information from a database), design rights, topography rights and all rights or forms of protection of a similar nature whether registered or applications for registration thereof

A-23 “Know-How” means any proprietary information and materials, including but not limited to records, discoveries, improvements, modifications, processes, techniques, methods, assays, chemical or biological materials, designs, protocols, formulas, data (including physical data, chemical data, toxicology data, animal data, raw data, clinical data, and analytical and quality control data), dosage regimens, control assays, product specifications, marketing, pricing and distribution costs, inventions, algorithms, technology, forecasts, profiles, strategies, plans, results in any form whatsoever, know-how, and trade secrets (in each case, patentable, copyrightable, or otherwise).

A-24 “Latent Defect” means a defect in the Product that was not [***] discoverable (I) using routine quality control procedures and (II) been deemed to have discovered after administration of the Product on mass scale.

A-25 “Manufacture” or “Manufacturing” means activities which include, without limitation, the manufacturing, formulation, processing, packaging, labeling, filling, finishing, assembly, shipping, storage, or freight of any pharmaceutical, biologic, or Product (or any components or process steps involving any product or any companion diagnostic), placebo, or comparator agent, as the case may be, including quality control and stability testing, characterization testing, quality control release testing of drug substance and drug product, quality assurance batch record review and release of product, process development, qualification, and validation, scale-up, preclinical, clinical, and commercial manufacture and analytic development, and product characterization, but excluding activities directed to Development, Medical Affairs, or Commercialization. “Manufacturing” and “Manufactured” / “have Manufactured” will be construed accordingly.

A-26 “Manufacturing Plan” has the meaning set forth in Section 4.02.

A-27 “Medical Affairs” means any and all activities conducted by or on behalf of a Party’s or any of its Affiliates’ medical affairs departments, including communications with key opinion leaders, medical education, symposia, advisory boards (to the extent related to medical affairs or clinical guidance), activities performed in connection with patient registries, and other medical programs and communications, including educational grants, research grants (including conducting investigator initiated studies), and charitable donations to the extent related to medical affairs and not to activities that involve the promotion, marketing, sale, or other Commercialization of the Product and are not conducted by or on behalf of a Party’s or any of its Affiliates’ medical affairs departments. Medical Affairs excludes any activities directed to Manufacturing, Development, or Commercialization.

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A-28 “Net Sales” means the gross receipts representing sales of the Product to third parties by or on behalf of SIIPL or its Affiliates less applicable deductions for the following invoiced or itemized items to the extent actually allowed and taken by such third parties and not otherwise recovered by or reimbursed to SIIPL or its Affiliate in connection with such Product:

[***]

[***]

A-29 “Patent Rights” means all rights, title and interests in and to (a) all national, regional, and international patents and patent applications filed in any country of the world including provisional patent applications and all supplementary protection certificates, (b) all patent applications filed either from such patents, patent applications, or provisional applications or from an application claiming priority from any of these, including any continuation, continuation-in part, divisional, provisional, converted provisional, or continued prosecution application, or any substitute applications, (c) any patent issued with respect to or in the future issued from any such patent applications, including utility models, petty patents and design patents and certificates of invention, and (d) any and all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, reexaminations, and extensions (including any supplementary protection certificates and the like) of the foregoing patents or patent applications.

A-30 “Person” means any individual, corporation, partnership, limited liability company, firm, association, joint venture, joint stock company, trust, unincorporated organization, or other entity, or any Governmental Authority.

A-31 “Quality Agreement” means an agreement containing customary [***] that will provide, among other things, quality standards for the Product, as applicable, the requirements for product release, the respective roles and responsibilities of each Party in these processes, the standards and procedures for the handling of any deviations from the usual quality standards or product release requirements, and/or any complaints, the processes and allocation of responsibilities for reporting of these matters, and related topics.

A-32 “Product” each mRNA-based pharmaceutical product as listed in Appendix E, [***]. Appendix E will be updated [***].

A-33 “Regulatory Approval” means any and all approvals (including supplements, amendments, pre-and post-approvals, and all pricing and reimbursement approvals), licenses, registrations or authorizations, including marketing approvals and authorizations, required by relevant Governmental Authorities for the Development, Manufacture, or Commercialization of the Product, as applicable.

A-34 “Research Plan” has the meaning set forth in Section 3.01 (a).

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A-35 “Results” shall mean results and/or data generated pursuant to all studies undertaken hereunder this Agreement and shall mean and include, any and all data and information conceived, discovered, or generated including, without limitation, deliverables, work products, all reports, tests, assays, results, findings, clinical data, discoveries, data, inventions, developments / Development know-how and improvements therein, structures, designs, protocols, biochemical strategies, biological materials, formulations, compositions, analytic methodology, chemical and quality control procedures, devices, know-how, trade secrets, technologies, techniques, systems methods, processes, products, algorithms, concepts, formulas, ideas, inventions, writings, technical research, development and manufacturing data, business or research plans, whether patentable or not, whether reduced to practice or not, and all improvements, modifications, derivatives thereto, and is inclusive of rights to seek registration and recordal thereof. Results include all data, information, results, outcomes and reports generated or emanating from Research Plan, Development Plan, Manufacturing Plan as set forth in Section 7.01 .

A-36 “Revenue” means [***]

A-37 “SIIPL Improvements” [***].

A-38 “SIIPL Proprietary Rights” shall mean all proprietary rights, including any and all Intellectual Property Rights, in the SIIPL Improvements.

A-39 “SIIPL Territory” means all the other countries (on exclusive basis) except the GreenLight Territory.

A-40 “Subcontractor” means a third party contractor engaged by SIIPL to perform certain obligations or exercise certain rights on behalf of SIIPL under this Agreement (including any other contract manufacturers).

A-41 “Successful Completion” means successful achievement of all the primary and secondary end points as per the applicable clinical trial protocol.

A-42 “Technology Transfer Plan” has the meaning set forth in Appendix D.

A-43 “Term” has the meaning set forth in Article 9.

A-44 “Transfer of GreenLight Technology” has the meaning set forth in Section 1.05.

Appendix B

GREENLIGHT TECHNOLOGY

GreenLight Patents, Pending Applications and Know-How (to the extent that claims cover a Product under this Agreement)

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[***]

Additional details on patent applications

[***]

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Appendix C

SHINGLES RESEARCH PLAN

[***]

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Appendix D

MANUFACTURING TECHNOLOGY TRANSFER PLAN

[***]

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Appendix E

PRODUCTS

Product 1

Indication: prevention of Shingles

[***]

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Appendix F

PAYMENT MILESTONES AND ROYALTY

1)	Payment Milestones-

a.	Upfront Payments.

i.	Shingles

Event	Payment (U.S. Dollars)
Upon execution of the Agreement and SIIPL receiving the invoice.	$5,000,000

Event	Payment (U.S. Dollars)
[***]	$	[***]

b.	Milestone Payments

[***]
Event	Payment (U.S. Dollars)
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]

TOTAL PAYMENTS		[***]

[***]
Event	Payment (U.S. Dollars)
[***]	$	[***]
[***]	$	[***]

TOTAL PAYMENTS	$	[***]

[***]
Event	Payment (U.S. Dollars)
	$	[***]

2)	Royalty

SIIPL shall pay GreenLight with respect to SIIPL’s sale of

(a)	Shingles Product a royalty in an amount equal to [***]; and

(b)	(For each of the next two Products, [***])

3)	General

The Parties agree that in the event GreenLight does not initiate the Manufacturing Technology Transfer Plan of the GreenLight Technology by the agreed timelines as provided under Appendix D, then [***].

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Appendix G

DRAFT TIMELINE FOR SHINGLES

[***]

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